As filed with the Securities and Exchange Commission on November 15, 2005

Registration No. 333-128022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 3
TO

FORM S-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

SAIC, INC.

(Exact name of Registrant as specified in its charter)

Delaware	8700	20-3562868
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number) 10260 Campus Point Drive San Diego, California 92121 Telephone: (858) 826-6000	(I.R.S. Employer Identification No.)

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Douglas E. Scott, Esq.

Senior Vice President, General Counsel and Secretary

SAIC, Inc.

10260 Campus Point Drive

San Diego, California 92121

Telephone: (858) 826-6000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Neal H. Brockmeyer

Jeffrey C. Thacker

Sarah A. Solomon

Heller Ehrman LLP

4350 La Jolla Village Drive

San Diego, California 92122

Phone: (858) 450-8400

Fax: (858) 450-8499

Approximate date of commencement of proposed sale to public:    As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.   ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PART II. INFORMATION NOT REQUIRED

IN PROXY STATEMENT/PROSPECTUS

Item 20. Indemnification of Officers and Directors

Section 145 of the General Corporation Law of the State of Delaware permits a Delaware corporation to indemnify its directors, officers, employees and agents, subject to certain limitations.

As permitted by the General Corporation Law of the State of Delaware, our restated certificate of incorporation includes a provision that eliminates the personal liability of our directors for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director’s duty of loyalty to us or our stockholders, (2) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the General Corporation Law of the State of Delaware or (4) for any transaction from which the director derived an improper personal benefit.

As permitted by the General Corporation Law of the State of Delaware, our restated certificate of incorporation provides that (1) we shall indemnify our directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware, subject to certain limited exceptions, (2) we may indemnify our other employees and agents as set forth in the General Corporation Law of the State of Delaware, (3) we are required to advance expenses, as incurred, to our directors and executive officers in connection with a legal proceeding to the fullest extent not prohibited by applicable law, subject to the receipt by us of an undertaking to repay such amounts to the extent required by law and (4) the rights conferred in the restated certificate of incorporation are not exclusive.

We have entered into indemnification agreements with each of our directors and executive officers to give such directors and officers additional contractual assurances regarding the scope of the indemnification set forth in our restated certificate of incorporation and to provide additional procedural protections. We also intend to enter into indemnification agreements with any new directors, executive officers and board-appointed officers in the future.

The exculpation and indemnification provisions in our restated certificate of incorporation and the indemnification provisions of indemnification agreements to be entered into between us and each of our directors and executive officers may be sufficiently broad to permit indemnification of our directors and executive officers for liabilities arising under the Securities Act of 1933.

We also intend to maintain director and officer liability insurance, if available on reasonable terms, to insure our directors and officers against the cost of defense, the cost of settlement or payment of a judgment under certain circumstances.

Item 21. Exhibits and Financial Statement Schedules

Exhibit Number	Description of Exhibit

2.1†	Agreement and Plan of Merger, dated as of November 7, 2005, by and among Science Applications International Corporation, Registrant and SAIC Merger Sub, Inc. (attached as Annex A to the proxy statement/prospectus that is part of this registration statement).

3.1†	Certificate of Incorporation of Registrant (filed as Exhibit 3.1 to Registrant’s Registration Statement on Form S-1, filed on September 1, 2005, and incorporated herein by reference).

Exhibit Number	Description of Exhibit

3.2†	Form of Restated Certificate of Incorporation of Registrant to be in effect as of the effective time of the merger (attached as Annex B to the proxy statement/prospectus that is part of this registration statement).

3.3†	Bylaws of Registrant (filed as Exhibit 3.3 to Registrant’s Registration Statement on Form S-1, filed on September 1, 2005, and incorporated herein by reference).

3.4†	Form of Restated Bylaws of Registrant to be in effect as of the effective time of the merger (filed as Exhibit 3.4 to Registrant’s Registration Statement on Form S-1/A, filed on November 9, 2005, and incorporated herein by reference).

4.1†	Form of Indenture between Science Applications International Corporation and The Chase Manhattan Bank, as Trustee. Incorporated by reference to Exhibit 4.1 to Science Applications International Corporation’s Amendment No. 1 to Form S-3 Registration Statement No. 333-37117, filed on November 19, 1997.

4.2†	Indenture dated June 28, 2002 between Science Applications International Corporation and JPMorgan Chase Bank, as trustee. Incorporated by reference to Exhibit 4.2 to Science Applications International Corporation’s Current Report on Form 8-K filed July 3, 2002 with the SEC.

4.3†	Form of class A preferred stock certificate.

4.4†	Form of common stock certificate.

5.1†	Opinion of Heller Ehrman LLP regarding the legality of the securities being registered.

5.2	Opinion of Douglas E. Scott, Esq.

8.1	Opinion of Heller Ehrman LLP regarding certain tax matters.

10.1*†	Science Applications International Corporation’s Bonus Compensation Plan, as restated effective July 9, 1999. Incorporated by reference to Annex III to Science Applications International Corporation’s Proxy Statement for the 1999 Annual Meeting of Stockholders as filed April 29, 1999 with the SEC. SEC File Number: 0-12771.

10.2*†	Science Applications International Corporation’s 1999 Stock Incentive Plan, as amended through August 15, 1999. Incorporated by reference to Exhibit 10(e) to Science Applications International Corporation’s Annual Report on Form 10-K for the fiscal year ended January 31, 2000.

10.3*†	Science Applications International Corporation’s Stock Compensation Plan, as amended through April 4, 2001. Incorporated by reference to Exhibit 10(b) to Science Applications International Corporation’s Annual Report on Form 10-K for the fiscal year ended January 31, 2001 as filed with the SEC on April 17, 2001 (the “2001 10-K”).

10.4*†	Science Applications International Corporation’s Management Stock Compensation Plan, as amended through April 4, 2001. Incorporated by reference to Exhibit 10(c) to the 2001 10-K.

10.5*†	Science Applications International Corporation’s Keystaff Deferral Plan, as amended through March 31, 2003. Incorporated by reference to Exhibit 10(f) to Science Applications International Corporation’s Annual Report on Form 10-K for the year ended January 31, 2004 as filed with the SEC on April 16, 2004 (the “2004 10-K”).

10.6*†	Science Applications International Corporation’s Key Executive Stock Deferral Plan, as amended through October 7, 2004. Incorporated by reference to Exhibit 10.4 to Science Applications International Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2004 as filed on December 9, 2004 with the SEC.

10.7*†	Science Applications International Corporation’s 2004 Employee Stock Purchase Plan. Incorporated by reference to Annex 1 to Science Applications International Corporation’s Proxy Statement for the 2004 Annual Meeting of Stockholders as filed May 28, 2004 with the SEC.

Exhibit Number	Description of Exhibit
10.8*†	Form of Alumni Agreement. Incorporated by reference to Exhibit 10.8 to Science Applications International Corporation’s Annual Report on Form 10-K for the year ended January 31, 2005 as filed on April 4, 2005 with the SEC (the “2005 10-K”).

10.9*†	Form of Stock Restriction Agreement of Science Applications International Corporation’s Bonus Compensation Plan. Incorporated by reference to Exhibit 10.1 to Science Applications International Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2004 as filed on December 9, 2004 with the SEC.

10.11*†	Form of Stock Restriction Agreement of Science Applications International Corporation’s Management Stock Compensation Plan. Incorporated by reference to Exhibit 10.2 to Science Applications International Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2004 as filed on December 9, 2004 with the SEC.

10.12*†	Form of Stock Restriction Agreement of Science Applications International Corporation’s Key Executive Stock Deferral Plan. Incorporated by reference to Exhibit 10.5 to Science Applications International Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2004 as filed on December 9, 2004 with the SEC.

10.13†	Credit Agreement (Multi-Year Facility) dated July 28, 2004, with JP Morgan Chase Bank, as administrative agent, Citicorp USA, Inc., as syndication agent, Morgan Stanley Bank, Wachovia Bank, National Association and The Royal Bank of Scotland plc, as co-documentation agents and certain other financial institutions. Incorporated by reference to Exhibit 10(k) to Science Applications International Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2004 as filed on September 20, 2004 with the SEC.

10.14†	Amended and Restated Credit Agreement (Multi-Year Facility) dated as of July 28, 2004, with JP Morgan Chase Bank, as administrative agent, Citicorp USA, Inc., as syndication agent, Morgan Stanley Bank, Wachovia Bank, National Association and The Royal Bank of Scotland plc, as co-documentation agents and certain other financial institutions. Incorporated by reference to Exhibit 10(l) to Science Applications International Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2004 as filed on September 20, 2004 with the SEC.

10.15*†	Employment Agreement dated October 3, 2003, between Kenneth C. Dahlberg and the Science Applications International Corporation. Incorporated by reference to Exhibit 10.1 to Science Applications International Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2003 as filed on December 12, 2003 with the SEC.

10.16*†	Stock Offer Letter dated October 3, 2003, to Kenneth C. Dahlberg from the Science Applications International Corporation. Incorporated by reference to Exhibit 10.2 to Science Applications International Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2003 as filed on December 12, 2003 with the SEC.

10.17*†	Employment Agreement effective April 26, 2002, between Carl M. Albero and the Science Applications International Corporation. Incorporated by reference to Exhibit 10(p) to the 2004 10-K.

10.18*†	Employment Letter Agreement dated June 13, 2002, between Matthew J. Desch and the Science Applications International Corporation. Incorporated by reference to Exhibit 10(q) to the 2004 10-K.

10.19*†	Executive Change in Control, Incentive and Severance Agreement dated as of September 20, 2004 by and between Telcordia Technologies, Inc. and Matthew J. Desch. Incorporated by reference to Exhibit 10(u) to Science Applications International Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2004 as filed on September 20, 2004 with the SEC.

10.20*†	Memorandum of Understanding dated January 25, 2005 between Randy I. Walker and Science Applications International Corporation. Incorporated by reference to Exhibit 10.24 to the 2005 10-K.

Exhibit Number	Description of Exhibit
10.21*†	Letter dated July 9, 2004 from Science Applications International Corporation to J.R. Beyster. Incorporated by reference to Exhibit 99.1 to Science Applications International Corporation’s Current Report on Form 8-K as filed on July 12, 2004 with the SEC.

10.22*†	10b5-1 Plan for Sale of SAIC Common Stock Held by Beyster Family Trust. Incorporated by reference to Exhibit 99.1 to Science Applications International Corporation’s Current Report on Form 8-K as filed on April 13, 2004 with the SEC.

10.23*†	10b5-1 Plan for Sale of SAIC Common Stock Held by Beyster Family Trust. Incorporated by reference to Exhibit 99.2 to Science Applications International Corporation’s Current Report on Form 8-K as filed on July 12, 2004 with the SEC.

10.24†	Stock Purchase Agreement between Science Applications International Corporation and TTI Holding Corporation dated as of November 17, 2004, as amended on February 14, 2005 and March 11, 2005. Incorporated by reference to Exhibit 99.1 to Science Applications International Corporation’s Current Report on Form 8-K as filed on March 21, 2005 with the SEC.

10.25*†	Amended and Restated 1999 Stock Incentive Plan Non-Qualified Stock Option Agreement and Confirmation dated as of April 19, 2005, by and between SAIC and Dr. Snyderman. Incorporated by reference to Exhibit 99.1 to Science Applications International Corporation’s Current Report on Form 8-K as filed on April 21, 2005 with the SEC.

10.26*†	Form of 2006 Equity Incentive Plan (attached as Annex C to the proxy statement/prospectus that is part of this registration statement).

10.27*†	Form of 2006 Employee Stock Purchase Plan (attached as Annex D to the proxy statement/prospectus that is part of this registration statement).

10.28†	Form of Indemnification Agreement.

10.29*	Form of Severance Protection Agreement.

21.1†	Subsidiaries of the Registrant.

23.1†	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP relating to Registrant.

23.2†	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP relating to Science Applications International Corporation.

23.3†	Consent of Heller Ehrman LLP (to be included in Exhibit 5.1).

24.1†	Power of Attorney (included on signature page).

99.1†	Consent of C. M. Albero

99.2†	Consent of D. P. Andrews

99.3†	Consent of W. H. Demisch

99.4†	Consent of J. A. Drummond

99.5†	Consent of S. P. Fisher

99.6†	Consent of D. H. Foley

99.7†	Consent of J. J. Hamre

99.8†	Consent of Deborah H. Alderson

99.9†	Consent of A. K. Jones

99.10†	Consent of H. M. J. Kraemer, Jr.

Exhibit Number	Description of Exhibit
99.11†	Consent of C. B. Malone

99.12†	Consent of J. R. Hartley

99.13†	Consent of L. J. Peck

99.14†	Consent of L. B. Prior, III

99.15†	Consent of A. L. Punaro

99.16†	Consent of W. A. Roper, Jr.

99.17†	Consent of E. J. Sanderson, Jr.

99.18†	Consent of G. T. Singley III

99.19†	Consent of T. P. Smith, III

99.20†	Consent of J. P. Walkush

99.21†	Consent of J. H. Warner, Jr.

99.22†	Consent of A. T. Young

99.23†	Consent of Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

*	Executive Compensation Plans and Arrangements.
†	Previously filed.

Item 22. Undertakings.

(A) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(B) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(C) (1) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The registrant undertakes that every prospectus: (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(D) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(E) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference in the proxy statement/prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(F) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has caused this Amendment No. 3 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California on the 15th of November, 2005.

SAIC, INC.

By:	/s/ D. E. SCOTT
D. E. Scott Senior Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ K. C. DAHLBERG* K. C. Dahlberg	Chairman of the Board, Chief Executive Officer and Director (Principal Executive Officer)	November 15, 2005

/s/ T. E. DARCY* T. E. Darcy	Chief Financial Officer and Director (Principal Financial and Accounting Officer)	November 15, 2005

/s/ D. E. SCOTT D. E. Scott	Senior Vice President, General Counsel, Secretary and Director	November 15, 2005

*By:	/s/ D. E. SCOTT D.E. Scott Attorney-in-fact

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1†	Form of Agreement and Plan of Merger, dated as of November 7, 2005, by and among Science Applications International Corporation, Registrant and SAIC Merger Sub, Inc. (attached as Annex A to the proxy statement/prospectus that is part of this registration statement).

3.1†	Certificate of Incorporation of Registrant (filed as Exhibit 3.1 to Registrant’s Registration Statement on Form S-1, filed on September 1, 2005, and incorporated herein by reference).

3.2†	Form of Restated Certificate of Incorporation of Registrant to be in effect as of the effective time of the merger (attached as Annex B to the proxy statement/prospectus that is part of this registration statement).

3.3†	Bylaws of Registrant (filed as Exhibit 3.3 to Registrant’s Registration Statement on Form S-1, filed on September 1, 2005, and incorporated herein by reference).

3.4†	Form of Restated Bylaws of Registrant to be in effect as of the effective time of the merger (filed as Exhibit 3.4 to Registrant’s Registration Statement on Form S-1/A, filed on November 9, 2005, and incorporated herein by reference).

4.1†	Form of Indenture between Science Applications International Corporation and The Chase Manhattan Bank, as Trustee. Incorporated by reference to Exhibit 4.1 to Science Applications International Corporation’s Amendment No. 1 to Form S-3 Registration Statement No. 333-37117, filed on November 19, 1997.

4.2†	Indenture dated June 28, 2002 between Science Applications International Corporation and JPMorgan Chase Bank, as trustee. Incorporated by reference to Exhibit 4.2 to Science Applications International Corporation’s Current Report on Form 8-K filed July 3, 2002 with the SEC.

4.3†	Form of class A preferred stock certificate.

4.4†	Form of common stock certificate.

5.1†	Opinion of Heller Ehrman LLP regarding the legality of the securities being registered.

5.2	Opinion of Douglas E. Scott, Esq.

8.1	Opinion of Heller Ehrman LLP regarding certain tax matters.

10.1*†	Science Applications International Corporation’s Bonus Compensation Plan, as restated effective July 9, 1999. Incorporated by reference to Annex III to Science Applications International Corporation’s Proxy Statement for the 1999 Annual Meeting of Stockholders as filed April 29, 1999 with the SEC. SEC File Number: 0-12771.

10.2*†	Science Applications International Corporation’s 1999 Stock Incentive Plan, as amended through August 15, 1999. Incorporated by reference to Exhibit 10(e) to Science Applications International Corporation’s Annual Report on Form 10-K for the fiscal year ended January 31, 2000.

10.3*†	Science Applications International Corporation’s Stock Compensation Plan, as amended through April 4, 2001. Incorporated by reference to Exhibit 10(b) to Science Applications International Corporation’s Annual Report on Form 10-K for the fiscal year ended January 31, 2001 as filed with the SEC on April 17, 2001 (the “2001 10-K”).

10.4*†	Science Applications International Corporation’s Management Stock Compensation Plan, as amended through April 4, 2001. Incorporated by reference to Exhibit 10(c) to the 2001 10-K.

10.5*†	Science Applications International Corporation’s Keystaff Deferral Plan, as amended through March 31, 2003. Incorporated by reference to Exhibit 10(f) to Science Applications International Corporation’s Annual Report on Form 10-K for the year ended January 31, 2004 as filed with the SEC on April 16, 2004 (the “2004 10-K”).

Exhibit Number	Description of Exhibit
10.6*†	Science Applications International Corporation’s Key Executive Stock Deferral Plan, as amended through October 7, 2004. Incorporated by reference to Exhibit 10.4 to Science Applications International Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2004 as filed on December 9, 2004 with the SEC.

10.7*†	Science Applications International Corporation’s 2004 Employee Stock Purchase Plan. Incorporated by reference to Annex 1 to Science Applications International Corporation’s Proxy Statement for the 2004 Annual Meeting of Stockholders as filed May 28, 2004 with the SEC.

10.8*†	Form of Alumni Agreement. Incorporated by reference to Exhibit 10.8 to Science Applications International Corporation’s Annual Report on Form 10-K for the year ended January 31, 2005 as filed on April 4, 2005 with the SEC (the “2005 10-K”).

10.9*†	Form of Stock Restriction Agreement of Science Applications International Corporation’s Bonus Compensation Plan. Incorporated by reference to Exhibit 10.1 to Science Applications International Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2004 as filed on December 9, 2004 with the SEC.

10.11*†	Form of Stock Restriction Agreement of Science Applications International Corporation’s Management Stock Compensation Plan. Incorporated by reference to Exhibit 10.2 to Science Applications International Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2004 as filed on December 9, 2004 with the SEC.

10.12*†	Form of Stock Restriction Agreement of Science Applications International Corporation’s Key Executive Stock Deferral Plan. Incorporated by reference to Exhibit 10.5 to Science Applications International Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2004 as filed on December 9, 2004 with the SEC.

10.13†	Credit Agreement (Multi-Year Facility) dated July 28, 2004, with JP Morgan Chase Bank, as administrative agent, Citicorp USA, Inc., as syndication agent, Morgan Stanley Bank, Wachovia Bank, National Association and The Royal Bank of Scotland plc, as co-documentation agents and certain other financial institutions. Incorporated by reference to Exhibit 10(k) to Science Applications International Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2004 as filed on September 20, 2004 with the SEC.

10.14†	Amended and Restated Credit Agreement (Multi-Year Facility) dated as of July 28, 2004, with JP Morgan Chase Bank, as administrative agent, Citicorp USA, Inc., as syndication agent, Morgan Stanley Bank, Wachovia Bank, National Association and The Royal Bank of Scotland plc, as co-documentation agents and certain other financial institutions. Incorporated by reference to Exhibit 10(l) to Science Applications International Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2004 as filed on September 20, 2004 with the SEC.

10.15*†	Employment Agreement dated October 3, 2003, between Kenneth C. Dahlberg and the Science Applications International Corporation. Incorporated by reference to Exhibit 10.1 to Science Applications International Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2003 as filed on December 12, 2003 with the SEC.

10.16*†	Stock Offer Letter dated October 3, 2003, to Kenneth C. Dahlberg from the Science Applications International Corporation. Incorporated by reference to Exhibit 10.2 to Science Applications International Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2003 as filed on December 12, 2003 with the SEC.

10.17*†	Employment Agreement effective April 26, 2002, between Carl M. Albero and the Science Applications International Corporation. Incorporated by reference to Exhibit 10(p) to the 2004 10-K.

Exhibit Number	Description of Exhibit
10.18*†	Employment Letter Agreement dated June 13, 2002, between Matthew J. Desch and the Science Applications International Corporation. Incorporated by reference to Exhibit 10(q) to the 2004 10-K.

10.19*†	Executive Change in Control, Incentive and Severance Agreement dated as of September 20, 2004 by and between Telcordia Technologies, Inc. and Matthew J. Desch. Incorporated by reference to Exhibit 10(u) to Science Applications International Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2004 as filed on September 20, 2004 with the SEC.

10.20*†	Memorandum of Understanding dated January 25, 2005 between Randy I. Walker and Science Applications International Corporation. Incorporated by reference to Exhibit 10.24 to the 2005 10-K.

10.21*†	Letter dated July 9, 2004 from Science Applications International Corporation to J.R. Beyster. Incorporated by reference to Exhibit 99.1 to Science Applications International Corporation’s Current Report on Form 8-K as filed on July 12, 2004 with the SEC.

10.22*†	10b5-1 Plan for Sale of SAIC Common Stock Held by Beyster Family Trust. Incorporated by reference to Exhibit 99.1 to Science Applications International Corporation’s Current Report on Form 8-K as filed on April 13, 2004 with the SEC.

10.23*†	10b5-1 Plan for Sale of SAIC Common Stock Held by Beyster Family Trust. Incorporated by reference to Exhibit 99.2 to Science Applications International Corporation’s Current Report on Form 8-K as filed on July 12, 2004 with the SEC.

10.24†	Stock Purchase Agreement between Science Applications International Corporation and TTI Holding Corporation dated as of November 17, 2004, as amended on February 14, 2005 and March 11, 2005. Incorporated by reference to Exhibit 99.1 to Science Applications International Corporation’s Current Report on Form 8-K as filed on March 21, 2005 with the SEC.

10.25*†	Amended and Restated 1999 Stock Incentive Plan Non-Qualified Stock Option Agreement and Confirmation dated as of April 19, 2005, by and between SAIC and Dr. Snyderman. Incorporated by reference to Exhibit 99.1 to Science Applications International Corporation’s Current Report on Form 8-K as filed on April 21, 2005 with the SEC.

10.26*†	Form of 2006 Equity Incentive Plan (attached as Annex C to the proxy statement/prospectus that is part of this registration statement).

10.27*†	Form of 2006 Employee Stock Purchase Plan (attached as Annex D to the proxy statement/prospectus that is part of this registration statement).

10.28†	Form of Indemnification Agreement.

10.29*	Form of Severance Protection Agreement.

21.1†	Subsidiaries of the Registrant.

23.1†	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP relating to Registrant.

23.2†	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP relating to Science Applications International Corporation.

23.3†	Consent of Heller Ehrman LLP (to be included in Exhibit 5.1).

24.1†	Power of Attorney (to be included on signature page).

99.1†	Consent of C. M. Albero

99.2†	Consent of D. P. Andrews

99.3†	Consent of W. H. Demisch

99.4†	Consent of J. A. Drummond

Exhibit Number	Description of Exhibit
99.5†	Consent of S. P. Fisher

99.6†	Consent of D. H. Foley

99.7†	Consent of J. J. Hamre

99.8†	Consent of Deborah H. Alderson

99.9†	Consent of A. K. Jones

99.10†	Consent of H. M. J. Kraemer, Jr.

99.11†	Consent of C. B. Malone

99.12†	Consent of J.R. Hartley

99.13†	Consent of L. J. Peck

99.14†	Consent of L. B. Prior, III

99.15†	Consent of A. L. Punaro

99.16†	Consent of W. A. Roper, Jr.

99.17†	Consent of E. J. Sanderson, Jr.

99.18†	Consent of G. T. Singley III

99.19†	Consent of T. P. Smith, III

99.20†	Consent of J. P. Walkush

99.21†	Consent of J. H. Warner, Jr.

99.22†	Consent of A. T. Young

99.23†	Consent of Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

*	Executive Compensation Plans and Arrangements
†	Previously filed.